UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported event): April 2, 2004


                                  YP.NET, INC.
               (Exact name of registrant as specified in charter)


              NEVADA                 000-24217                85-0206668
   (State or other jurisdiction     (Commission             (IRS Employer
        of  Incorporation)          File Number)          Identification No.)



   4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA           85205
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code:  (480) 654-9646


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ITEM  7.  EXHIBITS.

EXHIBIT  NO.     ITEM
99.1             Letter  to  Stockholders

ITEM 9.  REGULATION FD DISCLOSURE

     YP.Net, Inc. (the "Company") intends to distribute the attached letter to attendees at the Company's 2004 Annual Meeting of Stockholders to be held April 2, 2004. This document is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          YP.NET,  INC.


Date:  April  2,  2004                    /s/  ANGELO  TULLO
                                          ------------------
                                          Angelo  Tullo,
                                          Chief Executive Officer


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